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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): NOVEMBER 20, 2000
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                              DEMANDSTAR.COM, INC.
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             (Exact name of registrant as specified in its charter)


FLORIDA                                 000-28703            59-3590973
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(State or other jurisdiction            (Commission          (I.R.S. Employer
of incorporation)                       File Number)         Identification No.)


1200 SOUTH PINE ISLAND ROAD
SUITE 600
PLANTATION, FLORIDA                                                  33324
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (954) 577 - 6500
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           Former Address: 1551 Sandspur Road, Maitland, Florida 32751
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          (Former Name or Former Address, if Changed Since Last Report)

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                           CURRENT REPORT ON FORM 8-K

                              DEMANDSTAR.COM, INC.

                                NOVEMBER 20, 2000

ITEM 5.  OTHER EVENTS.

         On November 20, 2000, DemandStar.com, Inc. issued the press release attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS.

EXHIBIT NO.                        DESCRIPTION
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99.1                Press Release dated November 20, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2000


                                             DEMANDSTAR.COM, INC.


                                             By: /s/ L. A. Gornto, Jr.
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                                                 L. A. Gornto, Jr.
                                                 Executive Vice President